UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida, 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Announces New Data Showing That Telomir-1 Kills Aggressive Pancreatic Cancer Cells, One of the Deadliest Forms of Cancer

Findings complement previously announced results in triple-negative breast cancer (TNBC) and prostate cancer models, highlighting Telomir-1’s consistent impact on cancer cell survival pathways.

Telomir Pharmaceuticals, Inc. (NASDAQ: TELO) (“Telomir” or the “Company”) announced new laboratory findings demonstrating that Telomir-1 reduced the survival of aggressive human pancreatic cancer (PANC-1) cells in vitro. Telomir-1 produced a concentration-dependent decrease in cell viability and mitochondrial activity, suggesting influence on cellular pathways related to energy metabolism and oxidative balance. These observations are consistent with previously reported data in triple-negative breast and prostate cancer models.

Similar to TNBC, Telomir-1’s effects in pancreatic cancer cells were partially reversed by iron re-addition, indicating that iron-dependent processes contribute to the response. The incomplete rescue supports the interpretation that additional metabolic or epigenetic mechanisms are engaged in pancreatic models.

Telomir-1 has previously been shown to influence tumor suppressor genes and iron-dependent histone demethylases that are relevant to pancreatic cancer, including MASPIN (SERPINB5), RASSF1A, STAT1, KDM2B (FBXL10), and KDM6B (JMJD3). These genes and enzymes are known to govern DNA-methylation balance, oxidative stress response, and cellular energy regulation and are frequently dysregulated in aggressive tumor types.

The Company noted that pancreatic cancer is among the most difficult malignancies to treat, with a five-year survival rate of approximately 12 percent. Current standards of care—FOLFIRINOX and gemcitabine plus nab-paclitaxel—are limited by systemic toxicity and the rapid development of resistance. Telomir-1 is being evaluated preclinically for its ability to modulate epigenetic and metabolic regulators that contribute to cancer-cell survival and adaptation.

Telomir plans to expand its preclinical research to additional cancer models, including leukemia, and to initiate in vivo validation studies as part of its ongoing Investigational New Drug (IND) preparation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: October 14, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer